UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 11, 2010

Dollar Financial Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Annual Meeting of Stockholders of Dollar Financial Corp. (the “Company”) was held on November 11, 2010 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the amendment and restatement of the Dollar Financial Corp 2007 Equity Incentive Plan (the “Plan”) in order to (i) increase the number of shares available for issuance under the Plan by 4,500,000 shares, from 2,500,000 to 7,000,000 shares, (ii) replace the existing limitation that no more than 1,250,000 shares of restricted stock or shares with respect to restricted stock unit awards be issued under the Plan with a provision deducting from shares available for grant under the Plan 1.67 shares for each share that underlies an award granted under the Plan for restricted stock, restricted stock units, performance awards or other awards under the Plan for which the full value of such share is transferred by us to the award recipient, and (iii) make other clarifying and updating changes. A copy of the Plan, as so amended and restated, is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 55,500,000 to 100,000,000. A copy of the amendment to the Company’s Amended and Restated Certificate of Incorporation approved by the Company’s stockholders at the Annual Meeting is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters considered and voted on by the Company’s stockholders at the Annual Meeting, and the vote of the stockholders with respect to each of those matters, were as follows:

1. The following persons were elected to serve as Class C members of our Board of Directors each to serve until the 2013 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Clive Kahn

Votes For.................................20,530,103

Votes Withheld...........................1,947,894

John Gavin

Votes For.................................16,353,804

Votes Withheld...........................6,142,192

2. The amendment and restatement of the Plan to increase the number of shares of common stock, par value $0.001, available for issuance under the Plan from 2,500,000 to 7,000,000 and to make certain other changes to the Plan was approved:

Votes For.................................15,911,649

Votes Against..............................6,566,147

Abstentions.......................................200

3. The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001, from 55,500,000 to 100,000,000 was approved:

Votes For.................................18,412,901

Votes Against..............................4,548,481

Abstentions.......................................200

4. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended June 30, 2011 was ratified:

Votes For.................................22,831,026

Votes Against.................................128,865

Abstentions......................................1,697

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
4.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Dollar Financial Corp.
10.1	Dollar Financial Corp. Amended and Restated 2007 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dollar Financial Corp.

November 17, 2010	By:	/s/ William M. Athas

Name: William M. Athas
Title: Senior Vice President of Finance and Corporate Controller

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Exhibit Index

Exhibit No.	Description

4.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Dollar Financial Corp.
10.1	Dollar Financial Corp. Amended and Restated 2007 Equity Incentive Plan